UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On February 28, 2017, we announced our financial results for the fourth quarter and full year ended December 31, 2016.  On the same day, we filed a Current Report on Form 8-K furnishing a copy of the press release and CFO Commentary relating to such financial results.  This Current Report Amendment No. 1 on Form 8-K/A is being filed to update and revise certain information set forth in the original Form 8-K.

On March 8, 2017, we reached an agreement to settle litigation that was pending as of December 31, 2016, giving rise to a recognized subsequent event resulting in an increase of $7,000,000 in other general and administrative expenses for the fourth quarter and full year ended December 31, 2016. As a result, net earnings were reduced by $4,270,000 and diluted earnings per share were reduced by $0.04 for both the fourth quarter and full year ended December 31, 2016.  U.S. markets and consolidated adjusted EBITDA were each reduced by $7,000,000 for the same periods. Adjusted EBITDA is a non-GAAP financial measure and the reconciliation of this number is provided in the attached press release.

On March 10, 2017, we issued a press release announcing that we had posted an updated and revised press release and an updated and revised CFO commentary to our website www.investor.amctheatres.com which incorporate the above referenced changes to our financial results for the fourth quarter and full year ended December 31, 2016. A copy of the March 10, 2017 press release is furnished as Exhibit 99.1, the updated and revised February 28, 2017, press release is furnished as Exhibit 99.2, and a copy of the updated and revised CFO Commentary is furnished as Exhibit 99.3 to this Current Report Amendment No. 1 on Form 8-K/A and incorporated herein by reference.

Previously reported results for the first three quarters of 2016 were not affected by the settlement.  Our Form 10-K for the year ended December 31, 2016 will reflect the foregoing information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated March 10, 2017

99.2 Updated and revised earnings press release

99.3 Updated and revised CFO Commentary

The information furnished pursuant to Item 2.02 of this Current Report Amendment No. 1 on Form 8-K/A, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has du1y caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: March 10, 2017	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press release dated March 10, 2017
99.2	Updated and revised earnings press release
99.3	Updated and revised CFO Commentary